Exhibit 99.1
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KPMG

KPMG LLP
Chartered Accountants
2000McGin College Avenue                        Telephone (514) 840-2100
Suite 1500                                      Telefax (514) 840-2187
Montreal Quebec H2A 2H8                         www.kpmg.com


PRIVATE AND CONFIDENTIAL
------------------------

                                                October 10, 2002

Mr. Peter Deros
President
Pizza Donini Inc.
4555 boul des Grandes Prairies, #30
St-Leonard, QC
H1R1A5


Dear Peter:

As discussed, this is to confirm our resignation as auditors of the company effective immediately.

Yours very truly,

/s/ KPMG LLP

Chartered Accountants

Montreal, Canada

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